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Exhibit 10(a)

         [SUTHERLAND ASBILL & BRENNAN LLP LETTERHEAD]

DAVID S. GOLDSTEIN
DIRECT LINE: 202.383.0606
Internet: dgoldstein@sablaw.com

June 14, 2004

Board of Directors
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, AL 35223

Directors:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of pre-effective amendment No. 1 to the registration statement on Form N-4 (File No. 333-115212) filed by Protective Life Insurance Company and the Protective Variable Annuity Separate Account with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Sincerely,
SUTHERLAND ASBILL & BRENNAN LLP
BY:	/s/ DAVID S. GOLDSTEIN David S. Goldstein

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  Exhibit 10(a)